                                                                      Exhibit 24





                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki
L. Avril and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1995, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 1996.





                                                        /s/  A. Robert Abboud
                                                        ---------------------

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki
L. Avril and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1995, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of January, 1996.





                                                   /s/  James W. Cozad
                                                   --------------------

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki
L. Avril and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1995, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 1996.





                                                   /s/  Robert J. Darnall
                                                   ----------------------

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki
L. Avril and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1995, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 1996.





                                                   /s/  James A. Henderson
                                                   -----------------------

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki
L. Avril and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1995, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of January, 1996.





                                                /s/  Robert B. McKersie
                                                -----------------------

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki
L. Avril and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1995, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 1996.






                                                    /s/  Maurice S. Nelson
                                                    ----------------------

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki
L. Avril and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1995, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 1996.


                                                /s/  Donald S. Perkins
                                                ----------------------

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki
L. Avril and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1995, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 1996.





                                                  /s/  Jean-Pierre Rosso
                                                  ----------------------

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki
L. Avril and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1995, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

              IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 1996.





                                                    /s/  Joshua I. Smith
                                                    --------------------

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki
L. Avril and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1995, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 1996.





                                                /s/  Nancy H. Teeters
                                                ---------------------

                         INLAND STEEL INDUSTRIES, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Industries, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki
L. Avril and George A. Ranney, Jr., or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Industries, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Industries, Inc. for the fiscal year ended December 31, 1995, including specifically, but without limitation thereof, full power and authority to sign my name as a director and (or) officer of said Inland Steel Industries, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 1996.





                                               /s/  Arnold R. Weber
                                               --------------------